AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT, (the "AGREEMENT") made this 2nd day of February 2007, by and between Belmont Partners LLC, a Virginia, Limited Liability Company ("Purchaser") and Network Capital, Inc., a Minnesota corporation (the "Company").

WITNESSETH:

WHEREAS, Purchaser wishes to purchase a controlling interest in the Company; and WHEREAS, the Company wishes to sell its securities to Purchaser;

NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

1.

Purchase of Stock. At the Closing, as defined below, Purchaser shall purchase from the Company and the Company shall sell to the Purchaser, for $50,000, a number of shares of its $0..001 par value per share common stock ("Common- Stock") such that Purchaser shall own at least 51% of the Company's issued and outstanding Common Stock, on a fully diluted basis, after the Closing (the "Stock"). Both parties agree and that the seller will issue shares. The buyer understands that the proceeds will be used to pay the past obligations to the key employees of the company. Additionally, the parties agree that the purchaser will be appointed to the board of directors of the company and the sellers will effectively resign from the board of directors of the company contemporaneously.

2.

Closing and Payment. Subject to the terms and conditions hereof, and in reliance upon the mutual written representations and warranties of the Company, Purchaser will purchase and, subject to the terms and conditions hereof, and the Company will sell, at a single closing (the "Closing"), the Stock. The Closing shall be held at the offices of Guzov Ofsink, LLC, 600 Madison Avenue, 14th Floor, New York, New York 10022, or by the exchange of documents and instruments by mail, courier, telecopy and wire transfer, to the extent mutually acceptable to the parties hereto, on such date as may be agreed upon by the Parties (the "Closing Date"). At the Closing, the Company shall (i) deliver to the Purchaser stock certificate(s) evidencing the Stock; (ii) deliver the resignations of all officers and directors of the Company; (iii) deliver a Board of Directors resolution appointing a designee of Purchaser as a Director of the Company; (iv) deliver to Purchaser all Board minutes and resolution in its possession; (v) deliver to Purchaser all transfer agent records pertaining to the Company in its possession and (vi) deliver to Purchaser all (x) financial records of the Company and (y) true and correct copies of all business and corporate records of the Company, including but not limited to correspondence files, bank statements, checkbooks, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts.

3.

Representations and Warranties of the Company. The Company. hereby. represents _and warrants to Purchaser that the statements in the following paragraphs of this Section 4 are all true and complete as of the date hereof:

a.

Authority; Due Authorization. This Agreement has been duly and validly executed and delivered by the Company, and upon the execution and delivery of this Agreement and the performance by the Parties of the obligations herein, will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy or insolvency laws or other laws affecting enforcement of creditors' rights or by general principles of equity.

b.

The Stock. The Stock, upon issuance and payment thereof, will be validly issued, fully paid and non-assessable. The sale and delivery of the Stock to Purchaser pursuant to this Agreement will vest in Purchaser legal and valid title to the Stock, free and clear of all liens, security interests, adverse claims or other encumbrances of any character whatsoever.

c.

Capitalization of the Company. Immediately prior to the Closing, the authorized capital stock of the Company shall consist of a total of 505,000,000 capital shares, consisting of 505,000,000 shares of Common Stock and zero shares of Preferred Stock, $.001 par value. Immediately prior to the Closing, there will be no shares of preferred stock outstanding and no more than 2,561,089 shares of Common Stock outstanding. There are no commitments to issue,- and there are no outstanding warrants, options, 'convertible securities 'or debt; preferred-stock, or any other securities other than as set forth in the Company's filings with the Securities and Exchange Commission.

d.

Litigation. There is no action, suit, proceeding or investigation pending or currently threatened against the Company or any subsidiary that may affect the validity of this Agreement or the right of the Purchaser to enter into this Agreement or to consummate the transactions contemplated hereby.

e.

‘34 Act Reports. To the best knowledge of the Company, none of the Company's SEC filings, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading, in light of the circumstances in which they were made.

4.

Reverse Merger:   Purchaser shall use its commercially reasonable efforts to cause the Company to effect a suitable reverse merger transaction within six months of the date of this Agreement.

5.

Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

6.

Governing Law. Any dispute, disagreement, conflict of interpretation or claim arising out of or relating to this Agreement, or its enforcement, shall be governed by the laws of the State of New York.

7.

Counterparts... This Agreement _may .be executed in two or _more _counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. A telefaxed copy of this Agreement shall be deemed an original.

8.

Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

9.

Costs, Expenses. Each party hereto shall bear its own costs in connection with the preparation, execution and delivery of this Agreement.

10.

Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser.

11.

Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

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12.

Entire Agreement. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

13.

Further Assurances. From and after the date of this Agreement, upon the request of the Purchaser, the Company shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above,

NETWORK CAPITAL, INC

BELMONT PARTNERS, LLC

By: /s/ Bruce A. Cairney

By: /s/ Joseph Meuse

MEETING OF THE BOARD OF DIRECTORS
NETWORK CAPITAL, INC.

A meeting of the Board of Directors of Network Capital, Inc. a Minnesota corporation was held on February 2, 2007. Present at this meeting was Bruce Cairney. Mr. Cairney being the sole Director of the Corporation, acted as the President and Secretary for the meeting.

WHEREAS, the Corporation has had no operations for some time; and

WHEREAS, the Corporation has been unable to provide any shareholder value for some time; and

WHEREAS, the Corporation has been presented a new plan that will return value to the shareholders; and

WHEREAS, the new plan requires the sale of any and all shares of the Company's stock to Belmont Partners, LLC; and

WHEREAS, the new plan requires full-time management and the deployment of capital resources that current management can not accomplish; therefore

BE IT RESOLVED: That the Corporation appoints Joseph J. Meuse as the Director, as well as President of the Corporation.

BE IT RESOLVED: That the Corporation appoints Joseph J. Meuse as the Secretary of the Corporation.

BE IT FURTHER RESOLVED: That the Corporation does hereby fully authorized and empowered to transfer, endorse, sell, assign, set over, and deliver any and all shares of stocks, bonds, debentures, notes and evidences of indebtedness, or other securities now or hereafter standing in the name of or owned by this corporate seal of this Corporation and any and all written instruments necessary or proper to effectuate the authority hereby conferred.

CERTIFICATION:

I, Bruce Caimey, Board Member of the Corporation, hereby certify that the above resolutions were adopted by the Board of Directors of the Corporation at a duly constituted meeting in which a full quorum was present and that said resolutions remain in full force and effect and have not been rescinded.

Dated:

/s/ Bruce A. Cairney

ACCEPTANCE TO THE BOARD OF DIRECTORS OF
NETWORK CAPITAL, INC.

The Corporation has been presented with a new plan that will return value to the shareholders. The implementation of that plan is in the best interest of the Corporation, and requires that Joseph J. Meuse be appointed as Director. For these reasons, I, Bruce Cairney appoint Joseph J. Meuse as Director. For these reasons, I, Joseph J Meuse, do hereby accept this responsibility, effective immediately, as Director of Network Capital, Inc.

/s/ Bruce A. Cairney

/s/ Joseph Meuse

RESIGNATION FROM THE BOARD OF DIRECTORS OF
NETWORK CAPITAL, INC.

The Corporation has been presented with a new plan that will return value to the shareholders. The implementation of that plan is in the best interest of the Corporation, and requires that I resign as Director. For these reasons, I, Bruce Cairney, do hereby resign, effective immediately, as Director of Network Capital, Inc

By: /s/ Bruce A. Cairney

.

ACCEPTANCE TO THE BOARD OF DIRECTORS OF
NETWORK CAPITAL, INC.

The Corporation has been presented with a new plan that will return value to the shareholders. The implementation of that plan is in the best interest of the Corporation, and requires that Joseph J. Meuse be appointed as Director. For these reasons, I, Bruce Cairney appoint Joseph J. Meuse as Director. For these reasons, I, Joseph J Meuse, do hereby accept this responsibility, effective immediately, as Director of Network Capital, Inc.

/s/ Bruce Cairney

/s/ Joseph Meuse

RESIGNATION FROM TILE BOARD OF DIRECTORS OF
NETWORK CAPITAL, INC.

The Corporation has been presented with a new plan that will return value to the shareholders. The implementation of that plan is in the best interest of the Corporation, and requires that I resign as Director. For these reasons, I, Bruce Cairney, do hereby resign, effective immediately, as Director of Network Capital, Inc.

/s/ Bruce A. Cairney

Effective Date:______________________

MEETING OF THE BOARD OF DIRECTORS

NETWORK CAPITAL, INC.

A meeting of the Board of Directors of Network Capital, Inc. a Minnesota corporation was held on February 2, 2007. Present at this meeting was Bruce Cairney. Mr. Cairney being the sole Director of the Corporation, acted as the President and Secretary for the ineeting.

WHEREAS, the Corporation has had no operations for some time; and

WHEREAS, the Corporation has been unable to provide any shareholder value for some time; and

WHEREAS, the Corporation has been presented a new plan that will return value to the shareholders; and

WHEREAS, the new plan requires the sale of any and all shares of the Company's stock to Belmont Partners, LLC; and .

.

.

_

WHEREAS, the new plan requires full-time management and the deployment of capital resources that current management can not accomplish; therefore

BE IT RESOLVED: That the Corporation appoints Joseph J. Meuse as the Director, as well as President of the Corporation.

BE IT RESOLVED: That the Corporation appoints Joseph J. Meuse as the Secretary of the Corporation.

BE IT FURTHER RESOLVED: That the Corporation does hereby fully authorized and empowered to transfer, endorse, sell, assign, set over, and deliver any and all shares of stocks, bonds, debentures, notes and evidences of indebtedness, or other securities now or hereafter standing in the name of or owned by this corporate seal of this Corporation and any and all written instruments necessary or proper to effectuate the authority hereby conferred.

CERTIFICATION:

I, Bruce Cairney, Board Member of the Corporation, hereby certify that the above resolutions were adopted by the Board of Directors of the Corporation at a duly constituted meeting in which a full quorum was present and that said resolutions remain in full force and effect and have not been rescinded.

Date:______________________

/s/ Bruce A. Cairney